COMMERCIAL SECURITY AGREEMENT

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 Principal   Loan Date    Maturity   Loan No   Call   Collateral  Account  Officer  Initials
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
$900,000.00  08-21-1997  08-21-1999  9008949              208     9008949   gs196
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References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
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Borrower: Colonial Downs Holdings, Inc.     Lender: Citizens and Farmers Bank
          3610 North Court House Road               Administratlon
          Providence Forge, VA 23140                P. O. Box 391
                                                    802 Main Street
                                                    West Point, VA 23181

Grantor:  Colonial Downs, L.P. and Colonial Downs Holdings, Inc.

================================================================================

THIS COMMERCIAL SECURITY AGREEMENT is entered into among Colonial Downs Holdings, Inc. (referred to below as "Borrower") Colonial Downs, L.P. and Colonial Downs Holdings, Inc. (referred to below individually and collectively as "Grantor"); and Cltizens and Farmers Bank (referred to below as "Lender"). For valuable consideratton, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of Amenca.

Agreement. The word "Agreement" means this Commercial Security Agreement, as this Commercial Secunty Agreement may be amended or mod)fied from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

Borrower. The word "Borrower" means each and every person or entity signing the Note, including without limitation Colonial Downs Holdings, Inc.

Collateral. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

All equipment and fixtures, together with the following specifically described property: All lighting equipment and fixtures to be provided by MUSCO Lighting, Inc., Including but not limited to: poles, luminaires, remote electrical enclosures, conductors inside the poles, roof-top luminlaries, photo-fintsh luminaires, switchgear, underground conduits and conductors, required control devices and generators, and all equipment specified on the attached schedule

In addition, the word "Collateral~ includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter ansing, and wherever located:

(a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described above.

(b) All products and produce of any of the property described in this Collateral section.

(c) All accounts, general intangibles, instruments, rents, monies, payments, and all other nghts, ansing out of a sale, lease, or other disposition of any of the property descnbed in this Collateral sectiom

(d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section.

(e) All records and data relating to any of the property descnbed in this Collateral section, whether in the form of a wntug, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's nght, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

Fixtures are and will be located on the following descnbed real estate:

Colonial Downs race track at the southeast corner ot Interstate 64 and Virginia State Route 155, New Kent County, Virginia.

Event ot Detault. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled ttEvents of Default."

Grantor. The word "Grantor" means Colonial Downs, L.P. and Colonial Downs Holdings, Inc. Any Grantor who signs this Agreement, but does not sign the Note, is signing this Agreement only to grant a security interest in Grantor's interest in the Collateral to Lender and is not personally liable under the Note except as otherwise provided by contract or law (e.g., personal liability under a guaranty or as a surety).

Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommcdation parties n connection with the Indebtedness and their personal representatives, successors and assigns.

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal, interest, and fees. costs, and expenses, if any, together with all modifications of and renewals, replacements and substitutions for any of the foregoing. tIndebtedness" a~so includes all other present and future liabilities and obligations of Borrower to Lender, whether direct or indirect, matured or unmatured, and whether absolute or contingent, joint, several or joint and several, and no matter how the same may be evidenced or shall arise.

Lender. The word "Lender" means Citizens and Farmers Bank, its successors and assigns.

Note. The word "Note" means the note or credit agreement dated August 21, 1997, in the principal amount of $900,000.00 from Bonower to Lender, together with all mod)fications of and renewals, replacements, and substitutions for the note or credit agreement.

Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, secunty agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereaRer existing, executed in connection with the Indebtedness.

BORROWER'S WAIVERS AND RESPONSIBILITIES. Except as otherwise required under this Agreement or by applicable law, (a) Borrower agrees that Lender need not tell Borrower about any action or inaction Lender takes in connection with this Agreement; (b) Borrower assumes the responsibility for being and keeping informed about the Collateral; and (c) Borrower waives any defenses that may anse because of any action or inaction of Lender, including without limitation any failure of Lender to realize upon the Collateral or any delay by Lender in realizing upon the

08-21-1997               COMMERCIAL SECURITY AGREEMENT                    Page 2
Loan No 9008949                  (Continued)
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Collateral; and Borrower agrees to remain liable under the Note no matter what action Lender takes or fails to take under this Agreement.

GRANTOR'S REPRESENTATIONS AND WARRANTIES. Grantor warrants that: (a) this Agreement is executed at Borrower's request and not at the request of Lender;
(b) Grantor has the full right, power and authonty to enter into this Agreement and to pledge the Collateral to Lender; (c) Grantor has established adequate means of obtaining from Bonower on a continuing basis information about Borrower's financial condition; and (d) Lender has made no representation to Grantor about Borrower or Borower's creditworthiness.

GRANTOR'S WAIVERS. Grantor waives all requirements of presentment, protest, demand, and notice of dishonor or non-payment to Grantor, Borrower, or any other party to the Indebtedness or the Collateral. Lender may do any of the following with respect to any obligation of any Borrower, without first obtaining the consent of Grantor: (a) grant any extension of time for any payment, (b) grant any renewal, (c) permit any modification of payment terms or other terms, or (d) exchange or release any Collateral or other security. No such act or failure to act shall affect Lender's rights against Grantor or the Collateral.

If now or hereafter (a) Bonower shall be or become insolvent, and (b) the Indebtedness shall not at all times unbl paid be fully secured by collateral pledged by Borrower, Grantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment Grantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Grantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

RIGHT OF SETOFF. Grantor hereby grants Lender a contractual possessory secunty interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's nght, htle and interest in and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a secunty interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all Indebtedness against any and all such accounts.

OBLIGATIONS OF GRANTOR. Grantor warrants and covenants to Lender as follows:

Perfection of Security Interest. Grantor agrees to execute such financing statements and to take whatever other achons are requested by Lender to perfect and contnue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituhng the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its inevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any bme, and without further authonzahon from Grantor, file a carbon, photographic or other reproducton of any hnancing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfecton and the continuahon of the perfecton of Lender's secunty interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. This Is a continuing Security Agreement and will continue In ettect even though all or any part of the Indebtedness is paid In full and even though for a period of time Borrower may not be Indebted to Lender.

No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its articles or agreements relating to entity incorporation, organization or existence do not prohibit any term or condition of this Agreement.

Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appeanng to be obligated on the Collateral have authonty and capacity to contract and are in fact obligated as they appear to be on the Collateral.

Removal of Collateral. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locahons as are acceptable to Lender. Some or all of the Collateral may be located at the real property descnbed above. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the pnor wntten consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any achon which would require application for certificates of title for the vehicles outside the Commonwealth of Virginia, without the prior written consent of Lender.

Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior wntten consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

Title. Grantor represents and warrants to Lender that it holds good and marketable btle to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No hnancing statement covenng any of the Collateral is on hle in any public office other than those which reflect the secunty interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's nghts in the Collateral against the claims and demands of all other persons.

Collateral Schedules and Locatlons. Insofar as the Collateral consists of equipment, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descnphons, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Coliateral. Such information shall be submitted for Grantor and each of its subsidianes or related companies.

Maintenance and Inspection ot Collateral. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall ~ve the nght at all reasonable times to examine, inspect, and audit the Collateral wherever located.

Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may with. old any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropnate proceeding to contest the oblige. on to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within hfteen (15) days, Grantor shall deposit with Lender cash, a sufflcient corporate surety bond or other security safactorory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final reverse judgement before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond shed in the contest proceedings.

Compliance With Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may

08-21-1997               COMMERCIAL SECURITY AGREEMENT                    Page 3
Loan No 9008949                  (Continued)
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contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are dedned in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthonzation Act of 1986, Pub. L. No 99-499 ("SARA"), the Hazardous Matenals Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste~ and "hazardous substance~ shall also include, without limitation, petroleum and petroleum by-products or any ffaction thereof and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting ffom a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, thefl and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis acceptable to Lender and issued by a company or companies acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certihcates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' pnor wntten notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covenng assets in which Lender holds or is offered a secunty interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropnate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

Apptication of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor ffom the proceeds for the reasonable cost of repair or restoration If Lender does not Qonsent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months afler their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (a) the name of the insurer; (b) the nsks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION. Until default, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's nght to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropnate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against pnor parties, nor to protect, preserve or maintain any secunty interest given to secure the Indebtedness.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitahon all taxes, liens, secunty interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay ail costs for insunng, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note ffom the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and, at Lender's option, will (a) be payable on demand,
(b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due dunng either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's matunty. This Agreement also will secure payment of these amounts. Such right shall be in addition to ail other rights and remedies to which Lender may be entitir ~ upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Defauit under this Agreement:

Default on Indebtedness. Failure of Bonrower to make any payment when due on the Indebtedness.

Other Defaults. Failure of Grantor or Borrower to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or failure of Borrower to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may matenally affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor or Bonrower under this Agreement, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

Defective Collateralizatlon. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency. The dissolution or termination of Grantor or Bonrower's existence as a going business, the insolvency of Grantor or Borrower, the appointment of a receiver for any part of Grantor or Bonrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor or Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or Borrower or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any of Grantor or Borrower's deposit accounts with Lender.

08-21-1997               COMMERCIAL SECURITY AGREEMENT                    Page 4
Loan No 9008949                  (Continued)
--------------------------------------------------------------------------------

Events Attecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Virginia Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Borrower would be required to pay, immediately due and payable, without notice.

Assemble Cottateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repcssession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any priva;e sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insunng, prepanog for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

Appoint Receiver. To the extent permiHed by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may have a receiver appointed as a maHer of right, (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her aHorney shall become part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate ffom date of expenditure until repaid.

Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in its discretion transfer any Coilateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as secunty for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, seHle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent, and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender

Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Borrower for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the nghts provided in this Agreement. Borrower shall be liable for a deficiency even if the transaction descnbed in this subsection is a sale of accounts or chaHel paper.

Other Rights and Remedies. Lender shall have all the nghts and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other nghts and remedies it may have available at law, in equity, or otherwise.

Cumulative Remedies. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulativr and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor or Borrower under this Agreement, after Grantor or Borrower's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in wnting and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Appticable Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Virginia. Lender and Grantor and Borrower hereby waive the right to any jury tnal in any action, proceeding, or counterclaim brought by either party against the other.

Attorneys' Fees; Expenses. Grantor and Borrower agree that if Lender hires an attorney to help enforce this Agreement or to collect any sums owing under this Agreement, Grantor and Borrower will pay, subject to any limits under applicable law, Lender's aHorneys' fees, and all of Lender's other collection expenses, whether or not there is a lawsuit and including without limitation additional legal expenses for bankruptcy proceedings.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or detne the provisions of this Agreement.

Multiple Parties, Corporate Authority. All obligations of Grantor and Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower, and all references to Grantor shall mean each and every Grantor. This means that each of the persons signing below is responsible for all obligations in this Agreement.

Notices. All notices required to be given under this Agreement shall be given in wnting, may be sent by telefacsimile, and shall be effective when actually delivered if hand delivered or when deposited with a nationally recognized overnight courier or deposited as certined or registered maiHn the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal wntten notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor or Borrower, notice to any Grantor or Bonrower will constitute notice to all Grantor and Bonrowers. For notice purposes, Grantor and Bonrower will keep Lender informed at all times of Grantor and Borrower's current address(es).

Power of Attorney. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become

08-21-1997               COMMERCIAL SECURITY AGREEMENT                    Page 5
Loan No 9008949                  (Continued)
--------------------------------------------------------------------------------


due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafls or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authonty hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

Severability. If a court of competent junsdiction hnds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such funding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be mod)fied to be within the limits of enforceability or validity; however, if the offending provision cannot be so modided, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

Successor Interests. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

Waiver. Lender shall not be deemed to have waived any nghts under this Agreement unless such waiver is given in wnting and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other nght. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand stnct compliance with that provision or any other provision of this Agreement. No pnor waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's nghts or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

BORROWER AND GRANTOR ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND BORROWER AND GRANTOR AGREE TO ITS TERMS. THIS AGREEMENT IS DATED AUGUST 21,1997.

BORROWER:

Colonial Downs Holdings, Inc.


By:  /s/ O. James Peterson, III     [SEAL]
     -------------------------------
     O. James Peterson, III, President

GRANTOR:

Colonial Downs L.P.


By:  /s/ O. James Peterson, III     [SEAL]
     -------------------------------
     Stansley Racing Corp., Its General Partner by
     O. James Peterson, III, President


Colonial Downs Holdings, Inc.


By:  /s/ O. James Peterson, III     [SEAL]
     -------------------------------
     O. James Peterson, III, President